Earnings Conference Call November 5, 2026 8:00 a.m. CT 1 (888) 660-6431 (within North America) 1 (929) 203-2118 (outside of North America) Access Code: 7372055 Webcast: ir.dnow.com

DNOW Reports Third Quarter 2026 Results

HOUSTON, TX, November 5, 2026 – DNOW Inc. (NYSE: DNOW) announced results for the third quarter ended September 30, 2026.

Recent Capital Allocation

•
Repurchased $17 million of common stock in the third quarter of 2026 and $92 million year-to-date under the Company's $160 million share repurchase program

Third Quarter 2026 Highlights

•
Revenue was $1,337 million
•
Gross profit was $265 million, or 19.8% of revenue, and adjusted gross profit was $283 million, or 21.2% of revenue
•
Net income attributable to DNOW Inc. was $26 million, or $0.14 per diluted share, and adjusted net income attributable to DNOW Inc. was $34 million, or $0.18 per diluted share
•
Adjusted EBITDA was $76 million, or 5.7% of revenue
•
Cash flow from operating activities was $120 million
•
Cash and cash equivalents was $112 million and total long-term debt was $377 million at September 30, 2026, resulting in net debt of $265 million, or a net debt leverage ratio of 1.1 times

David Cherechinsky, President and CEO of DNOW Inc., added, “Our team delivered another quarter of outstanding execution, generating third quarter Adjusted EBITDA of $76 million, nearly double our first quarter results, reflecting broad-based strength across the company. Sales increased sequentially in all three geographic segments, with solid growth in the downstream, industrial and midstream businesses, with the gas utilities business achieving its highest quarterly revenue in three years.

Cash flow from operating activities was incredibly strong at $120 million, fueled by substantial improvements in working capital velocity. As a result, we further strengthened our balance sheet, reducing our net debt leverage ratio to 1.1 times, enhancing our financial flexibility to capitalize on future opportunities. We also remained disciplined in our approach to capital allocation, repurchasing $17 million of DNOW shares during the quarter. Year-to-date repurchases totaled $92 million through September, exceeding the combined amount returned through share repurchases over the prior eleven quarters by 24 percent. This demonstrates our confidence in the business and our commitment to delivering value to shareholders.

Most importantly, these results reflect the foundational dedication, expertise and customer focus of our teams across the organization. Their unwavering commitment to supporting our customers, deepening supplier partnerships and executing with excellence every day continues to be a key driver of our success.

With an even stronger balance sheet, improving end-market fundamentals and positive outlook across our business, we believe we are well positioned to continue gaining share, expanding profitability and creating long-term value for our customers, employees and shareholders. I am excited about the opportunities ahead and confident in our ability to build on this momentum as we move forward.”

Prior to the earnings conference call a presentation titled “DNOW Third Quarter 2026 Earnings Presentation” will be available on the Company’s Investor Relations website.

About DNOW

DNOW is a premier energy and industrial solutions provider with a legacy of over 160 years as a leading distributor of pipe, valves, fittings (PVF), gas products, pumps and fabricated equipment. Headquartered in Houston, Texas, with approximately 5,050 employees and a global network of distribution and engineering locations; we provide a broad mix of quality products our customers require to build and maintain essential infrastructure across the upstream, gas utilities, midstream, downstream and industrial markets. We deliver a comprehensive range of value-added supply chain solutions and technical product expertise, supported by advanced digital offerings. Our products and resources enable our customers to run their operations more efficiently and effectively, helping them to meet and exceed their business goals.

Statements made in this press release that are forward-looking in nature are intended to be "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 and may involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to documents filed by DNOW Inc. with the U.S. Securities and Exchange Commission, which identify significant risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Contact:

Mark Johnson

Senior Vice President and Chief Financial Officer

(281) 823-4754

DNOW INC.

CONSOLIDATED BALANCE SHEETS

(In millions, except share and par value)

	September 30, 2026	December 31, 2025
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$112	$164
Receivables, net	878	874
Inventories, net	988	1,192
Prepaid and other current assets	55	48
Total current assets	2,033	2,278
Property, plant and equipment, net	253	264
Operating right-of-use assets	140	160
Deferred income tax assets	10	11
Goodwill	709	617
Intangibles, net	550	565
Other assets	24	29
Total assets	$3,719	$3,924

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$708	$653
Accrued liabilities	255	300
Other current liabilities	15	21
Total current liabilities	978	974
Long-term debt	377	411
Long-term operating lease liabilities	102	129
Deferred income tax liabilities	75	99
Other long-term liabilities	66	73
Total liabilities	1,598	1,686
Commitments and contingencies
Stockholders' equity:
Common stock - par value $0.01; 330 million shares authorized; 180,320,779 and 186,125,254 shares issued and outstanding at September 30, 2026 and December 31, 2025, respectively	2	2
Additional paid-in capital	3,117	3,193
Accumulated deficit	(875)	(836)
Accumulated other comprehensive loss	(127)	(126)
DNOW Inc. stockholders' equity	2,117	2,233
Noncontrolling interests	4	5
Total stockholders' equity	2,121	2,238
Total liabilities and stockholders' equity	$3,719	$3,924

DNOW INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(In millions, except per share data)

	Three months ended			Nine months ended
	September 30,		June 30,	September 30,
	2026	2025	2026	2026	2025
Revenue	$1,337	$634	$1,307	$3,827	$1,861
Cost of products	1,072	491	1,064	3,126	1,451
Gross profit	265	143	243	701	410
Selling, general and administrative expenses	232	112	238	713	333
Impairment and other charges	—	—	4	4	—
Operating profit (loss)	33	31	1	(16)	77
Other expense, net	(10)	(1)	(10)	(30)	(1)
Income (loss) before income taxes	23	30	(9)	(46)	76
Income tax (benefit) provision	(3)	7	12	(7)	17
Net income (loss)	26	23	(21)	(39)	59
Net (loss) income attributable to noncontrolling interests	—	—	—	—	1
Net income (loss) attributable to DNOW Inc.	$26	$23	$(21)	$(39)	$58
Earnings (loss) per share attributable to DNOW Inc. stockholders:
Basic	$0.14	$0.21	$(0.11)	$(0.21)	$0.54
Diluted	$0.14	$0.21	$(0.11)	$(0.21)	$0.54
Weighted-average common shares outstanding, basic	181	105	182	183	105
Weighted-average common shares outstanding, diluted	182	106	182	183	106

DNOW INC.
SUPPLEMENTAL INFORMATION

BUSINESS SEGMENTS (UNAUDITED)
(In millions)

	Three months ended			Nine months ended
	September 30,		June 30,	September 30,
	2026	2025	2026	2026	2025
Revenue:
United States	$1,125	$527	$1,109	$3,219	$1,529
Canada	56	53	47	154	163
International	156	54	151	454	169
Total revenue	$1,337	$634	$1,307	$3,827	$1,861

U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP) TO NON-GAAP RECONCILIATIONS

In an effort to provide investors with additional information regarding our results as determined by GAAP, we disclose various non-GAAP financial measures in our quarterly earnings press releases and other public disclosures. The non-GAAP financial measures include: (i) adjusted gross profit, (ii) adjusted gross profit as a percentage of revenue, (iii) adjusted earnings before interest, taxes, depreciation and amortization and excluding other costs (Adjusted EBITDA), (iv) Adjusted EBITDA as a percentage of revenue, (v) Adjusted Net Income attributable to DNOW Inc., (vi) Adjusted Diluted Earnings Per Share Attributable to DNOW Inc. Stockholders, (vii) Net Debt, (viii) Net Debt Leverage Ratio and (ix) Free Cash Flow. We use these non-GAAP financial measures to evaluate and manage the Company’s operations because we believe they provide useful supplemental information regarding the financial performance of our business. These non-GAAP financial measures are not intended to replace the GAAP financial measures. The Company defines Adjusted Gross Profit as revenue, less cost of products, plus amortization of intangibles, plus inventory-related charges incremental to normal operations, plus transaction related adjustments associated with acquisitions, such as inventory fair value step-up or write-downs and plus or minus the impact of our Last-In, First-Out (“LIFO”) inventory costing methodology. We define Adjusted EBITDA as net (loss) income plus interest, taxes, depreciation and amortization and excluding other costs, such as stock-based compensation, restructuring and exit costs, transaction-related adjustments, net, inventory-related charges incremental to normal operations, long-lived asset impairments (including goodwill and intangible assets) and plus or minus the impact of our LIFO inventory costing methodology. Transaction-related adjustments, net include transaction costs and recoveries, inventory fair value step-up, retention bonus accruals and integration expenses associated with acquisitions. We define Net Debt as total long-term debt, including current portion, minus cash. We define our Net Debt Leverage Ratio as Net Debt divided by trailing twelve months Adjusted EBITDA. The Company believes Net Debt is an indicator of the extent to which the Company’s outstanding debt obligations could be satisfied by cash on hand and a useful metric for investors to evaluate the Company’s leverage position. We believe the Net Debt Leverage Ratio is a commonly used metric that management and investors use to assess the borrowing capacity of the Company. We define Free Cash Flow as net cash provided by (used in) operating activities adjusted for purchases of property, plant and equipment. The Company believes Free Cash Flow is a useful metric for investors to measure a company's financial flexibility and ability to generate cash after considering normal operating expenses and capital expenditures. A reconciliation of each of these non-GAAP financial measures to its most comparable GAAP financial measure is included in the schedules herein. Totals in the schedules herein may not foot due to rounding.

GROSS PROFIT TO ADJUSTED GROSS PROFIT RECONCILIATION (UNAUDITED)
(In millions)

	Three months ended						Nine months ended
	September 30,				June 30,		September 30,
	2026	As a % of revenue	2025	As a % of revenue	2026	As a % of revenue	2026	As a % of revenue	2025	As a % of revenue
Gross profit, as reported	$265	19.8%	$143	22.6%	$243	18.6%	$701	18.3%	$410	22.0%
Amortization of intangibles	7		2		7		20		6
Increase in LIFO reserve	11		2		19		46		18
Inventory-related transaction charges	—		—		3		44		—
Adjusted Gross Profit	$283	21.2%	$147	23.2%	$272	20.8%	$811	21.2%	$434	23.3%

NET INCOME (LOSS) ATTRIBUTABLE TO DNOW INC. STOCKHOLDERS TO ADJUSTED EBITDA RECONCILIATION (UNAUDITED)
(In millions)

	Three months ended						Nine months ended
	September 30,				June 30,		September 30,
	2026	As a % of revenue	2025(1)	As a % of revenue	2026	As a % of revenue	2026	As a % of revenue	2025(1)	As a % of revenue
Net income (loss) Attributable to DNOW Inc.	$26	1.9%	$23	3.6%	$(21)	(1.6)%	$(39)	(1.0)%	$58	3.1%
Net (loss) income Attributable to noncontrolling interests	—		—		—		—		1
Interest expense (income), net	7		—		9		24		(2)
Income tax (benefit) provision	(3)		7		12		(7)		17
Depreciation and amortization	24		11		23		70		32
Stock-based compensation (2)	6		4		4		14		11
Increase in LIFO reserve	11		2		19		46		18
Transaction-related adjustments, net (3)	3		4		6		14		11
Inventory-related transaction charges (4)	—		—		3		44		—
Impairment and other charges (5)	—		—		4		4		—
Restructuring and exit costs (3)	—		—		—		—		2
Other (6)	2		—		1		5		—
Adjusted EBITDA	$76	5.7%	$51	8.0%	$60	4.6%	$175	4.6%	$148	8.0%

(1)
During the fourth quarter of 2025, the Company changed its inventory valuation method for U.S. inventories from the moving average cost method to the LIFO method. The effects of the change in accounting principle have been retrospectively applied to all periods presented. The three and nine months ended September 30, 2025 includes a change in accounting principle adjustment decreasing the previously reported net income attributable to DNOW Inc. by $2 million and $14 million, respectively.
(2)
For the three months ended September 30, 2026 and 2025 and June 30, 2026, stock-based compensation excludes less than $1 million, less than $1 million and $1 million, respectively, as such amounts were reported in transaction-related adjustments, net. For the nine months ended September 30, 2026 and 2025, stock-based compensation excludes $2 million and $1 million, respectively, as such amounts were reported in transaction-related adjustments, net.
(3)
Transaction-related adjustments, net and restructuring and exit costs are included in selling, general and administrative expenses.
(4)
Inventory-related transaction charges are included in cost of products. For the three months ended September 30, 2026 and June 30, 2026 and for the nine months ended September 30, 2026, inventory-related transaction charges includes less than $1 million, $3 million and $44 million, respectively, of charges related to inventory step-up and inventory write-downs.
(5)
For the three and nine months ended September 30, 2026, impairment and other charges includes nil and $4 million of impairment charges related to Company’s decision to permanently vacate the leased corporate office in Houston, Texas during the second quarter of 2026, and recognized an impairment of the related operating right-of-use asset.
(6)
For the three months ended September 30, 2026 and June 30, 2026 and for the nine months ended September 30, 2026, other includes $2 million, $1 million and $5 million, respectively, related to foreign currency losses. Foreign currency losses are included in other expense, net.

NET INCOME (LOSS) ATTRIBUTABLE TO DNOW INC. STOCKHOLDERS TO ADJUSTED NET INCOME ATTRIBUTABLE TO DNOW INC. STOCKHOLDERS RECONCILIATION (UNAUDITED)
(In millions)

	Three months ended			Nine months ended
	September 30,		June 30,	September 30,
	2026	2025(1)	2026	2026	2025(1)
Net income (loss) attributable to DNOW Inc.	$26	$23	$(21)	$(39)	$58
Increase in LIFO reserve	11	2	19	46	18
Transaction-related adjustments, net	3	4	6	14	11
Inventory-related transaction charges	—	—	3	44	—
Impairment and other charges	—	—	4	4	—
Restructuring and exit costs	—	—	—	—	2
Tax (benefit) provision (2)	(6)	(1)	10	(11)	(8)
Adjusted Net Income Attributable to DNOW Inc.	$34	$28	$21	$58	$81

(1)
The three and nine months ended September 30, 2025 includes a change in accounting principle adjustment decreasing the previously reported net income attributable to DNOW Inc. by $2 million and $14 million, respectively.
(2)
The tax effect of non-GAAP reconciling items is based on the nature of the item and/or the tax jurisdiction in which the reconciling item has been incurred and is calculated by applying the specific tax rate or tax treatment to each item.

DILUTED EARNINGS (LOSS) PER SHARE ATTRIBUTABLE TO DNOW INC. STOCKHOLDERS TO ADJUSTED DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO DNOW INC. STOCKHOLDERS RECONCILIATION (UNAUDITED)

	Three months ended			Nine months ended
	September 30,		June 30,	September 30,
	2026	2025(1)	2026	2026	2025(1)
Diluted earnings (loss) per share attributable to DNOW Inc. stockholders	$0.14	$0.21	$(0.11)	$(0.21)	$0.54
Increase in LIFO reserve	0.06	0.02	0.10	0.25	0.17
Transaction-related adjustments, net	0.02	0.04	0.03	0.07	0.10
Inventory-related transaction charges	—	—	0.02	0.24	—
Impairment and other charges	—	—	0.02	0.02	—
Restructuring and exit costs	—	0.01	—	—	0.02
Tax (benefit) provision (2)	(0.04)	(0.02)	0.06	(0.06)	(0.08)
Adjusted Diluted Earnings Per Share Attributable to DNOW Inc. Stockholders	$0.18	$0.26	$0.12	$0.31	$0.75

(1)
The three and nine months ended September 30, 2025 includes a change in accounting principle adjustment decreasing the previously reported diluted earnings per share attributable to DNOW Inc. stockholders by $0.02 and $0.12, respectively.
(2)
The tax effect of non-GAAP reconciling items is based on the nature of the item and/or the tax jurisdiction in which the reconciling item has been incurred and is calculated by applying the specific tax rate or tax treatment to each item.

LONG-TERM DEBT TO NET DEBT AND NET DEBT LEVERAGE RATIO CALCULATION (UNAUDITED)
(In millions)

September 30,
2026
Long-term debt	$377
Plus: current portion of debt obligations	—
Total debt	377
Less: cash	112
Net Debt	$265

Net Debt	$265
Trailing twelve months Adjusted EBITDA	236
Net Debt Leverage Ratio	1.1x

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW (UNAUDITED)

(In millions)

	Three months ended					Nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Net cash provided by (used in) operating activities	$120	$133	$(95)	$83	$43	$158	$72
Less: purchases of property, plant and equipment	(14)	(9)	(8)	(7)	(4)	(31)	(14)
Free Cash Flow	$106	$124	$(103)	$76	$39	$127	$58